AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
June 2012

For the month of June 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.19% and a net return of 0.15%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.04% for the month.

June gross relative performance: +0.15

Performance for periods ended June 30, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.86%	8.06%	6.94%	7.33%	6.04%
HIT Total Net Rate of Return	2.64%	7.60%	6.48%	6.88%	5.61%
Barclays Capital Aggregate Bond Index	2.37%	7.47%	6.93%	6.79%	5.63%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s multifamily mortgage-backed securities (MBS) portfolio as spreads to Treasuries tightened across products.  Ginnie Mae construction/permanent loan and permanent loan certificate spreads each tightened by approximately 13 basis points (bps). Spreads across structures for Fannie Mae multifamily DUS securities also narrowed, with shorter maturity and less callable securities outperforming other structures.  The benchmark 10/9.5 structure contracted by approximately 4 bps.

●	The portfolio’s overweight to spread product relative to the index as swap spreads tightened across the curve. Two-year, 5-year, and 10-year spreads narrowed by 11, 10, and 5 bps, respectively.

●
The portfolio’s underweight to Treasuries as this was the worst performing sector for both excess and absolute returns.  The HIT ended the month with a 9% allocation to Treasuries compared to 36% for the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the index with excess returns to Treasuries of 81 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised nearly 21% of the Barclays Aggregate as of June 30, 2012.

AFL-CIO HOUSING INVESTMENT TRUST                                        June 2012 Performance Commentary

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe. The excess returns of this sector were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate, whose returns were 16, 43, 102, and 94 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 92% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 74% for the Barclays Aggregate.

●
The portfolio’s underweight to single family MBS (RMBS), as this was the third best performing sector in the Barclays Aggregate with excess returns of 30 bps.  As of June 30, 2012, the portfolio had a 25% allocation to RMBS compared to the index’s 31% allocation.

June 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.35%	0	5.71
Agencies	+0.24%	+42	3.72
Single family agency MBS (RMBS)	+0.12%	+30	3.18
Corporates	+0.35%	+81	7.02
Commercial MBS (CMBS)	+0.70%	+81	3.19
Asset-backed securities (ABS)	+0.23%	+36	3.30
   Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	5/31/12	6/30/12	Change
1 Month	0.028%	0.033%	0.005%
3 Month	0.068%	0.084%	0.015%
6 Month	0.124%	0.155%	0.030%
1 Year	0.180%	0.206%	0.025%
2 Year	0.264%	0.303%	0.039%
3 Year	0.344%	0.395%	0.051%
5 Year	0.656%	0.719%	0.063%
7 Year	1.010%	1.106%	0.096%
10 Year	1.559%	1.646%	0.087%
30 Year	2.643%	2.754%	0.111%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.